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                                                                    Exhibit 10.1


                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT


      This Registration Rights and Lock-up Agreement (the "Agreement") is entered into as of December 11, 1995 by and among Summit Properties Inc., a Maryland corporation (the "Company"), Bissell Ballantyne, LLC, a North Carolina limited liability company ("Bissell"), which contemporaneously herewith is to become a partner of Summit Properties Partnership, L.P., a Delaware limited partnership (the "Partnership"), and its successors and assigns (together with Bissell, the "Holders," or individually, a "Holder").

      WHEREAS, Bissell is to receive contemporaneously herewith units of limited partnership interest in the Partnership, issued without registration under the Securities Act of 1933, as amended (the "Securities Act"), in consideration for its contribution to the Partnership of land pursuant to that certain Contract for Purchase of Real Estate between the Company and Bissell and others dated as of October __, 1995 and any amendment thereto (collectively, the "Acquisition Agreement");

      WHEREAS, such Units may be redeemed for shares of the Company's common stock, par value $.01 per share ("Common Stock"), issued without registration under the Securities Act; and

      WHEREAS, it is a condition precedent to the closing of the Acquisition Agreement that the Company provide Bissell with the registration rights set forth in Section 3 hereof.

      NOW, THEREFORE, in consideration of the foregoing, the mutual promises and agreements set forth herein, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1.    Certain Definitions.
            -------------------

      As used in this Agreement, the following capitalized defined terms shall have the following meanings:

      "NASD" shall mean the National Association of Securities
Dealers, Inc.

      "PERSON" shall mean an individual, partnership, corporation, trust, or unincorporated organization, or a government or agency or political subdivision thereof.

      "PROSPECTUS" shall mean the prospectus included in a Registration Statement, including any preliminary prospectus, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Shares covered by such Registration Statement, and by all other




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amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

      "REGISTRABLE SHARES" shall mean the Shares, excluding (i) Shares for which a Registration Statement relating to the sale thereof shall have become effective under the Securities Act and which have been disposed of under such Registration Statement, (ii) Shares sold pursuant to Rule 144 under the Securities Act or (iii) Shares eligible for sale pursuant to Rule 144(k) under the Securities Act.

      "REGISTRATION EXPENSES" shall mean any and all expenses incident to performance of or compliance with this Agreement, including, without limitation:
(i) all SEC, stock exchange or NASD registration and filing fees; (ii) all fees and expenses incurred in connection with compliance with state securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualification of any of the Registrable Shares and the preparation of a Blue Sky Memorandum) and compliance with the rules of the NASD; (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, certificates and other documents relating to the performance of and compliance with this Agreement; (iv) all fees and expenses incurred in connection with the listing, if any, of any of the Registrable Shares on any securities exchange or exchanges pursuant to Section 5 hereof; and (v) the fees and disbursements of counsel for the Company and of the independent public accountants of the Company, including the expenses of any special audit or "cold comfort" letters required by or incident to such performance and compliance. Registration Expenses shall specifically exclude underwriting discounts and commissions relating to the sale or disposition of Registrable Shares by a selling Holder, the fees and disbursements of counsel representing a selling Holder, and transfer taxes, if any, relating to the sale or disposition of Registrable Shares by a selling Holder, all of which shall be borne by such Holder in all cases.

      "REGISTRATION STATEMENT" shall mean any registration statement of the Company and other entity required to be a registrant with respect to such registration statement pursuant to the requirements of the Securities Act which covers any of the Registrable Shares on an appropriate form, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

      "SEC" shall mean the Securities and Exchange Commission.




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      "SHARES" shall mean the shares of Common Stock issued or to be issued to the Holder(s) upon redemption or in exchange for its or their Units.

      2.    Lock-Up Agreement.
            -----------------

            (a) Each Holder hereby agrees that, except as set forth in Section 2(b) below, for one hundred eighty (180) days from the date hereof (the "Lock-Up Period"), without the prior written consent of the Company, it will not offer, sell, contract to sell, hypothecate, pledge, grant an option, right or warrant to purchase or otherwise dispose of, directly or indirectly (collectively "Sell"), any Shares or Units (the "Lock-Up").

            (b) The following Sales of Shares and/or Units shall not be subject to the Lock-Up set forth in Section 2(a):

                           (i) a Holder who is a natural person may Sell his or
                  her Shares or Units to his or her spouse, siblings, parents or any natural or adopted children or other descendants or to any personal trust in which any such family member or Holder retains the entire beneficial interest;

                          (ii) a Holder that is a corporation, partnership,
                  joint venturer or other business entity may Sell its Shares or Units to one or more Persons who have an ownership interest in such Holder or to one or more other entities that are wholly-owned and controlled, legally and beneficially, by such Holder or by one or more of the Persons who have an ownership interest in such Holder;

                         (iii) a Holder may Sell his or her Shares or Units to
                  his or her estate, executor, administrator or personal representative or to his or her beneficiaries pursuant to a devise or bequest or by laws of descent and distribution;

                          (iv) a Holder may Sell Shares or Units as a gift or
                  other transfer without consideration; and

                           (v) the Holder may Sell Shares or Units pursuant to a
                  pledge, grant of security interest or other encumbrance effected in a bona fide transaction with an unrelated and unaffiliated pledgee;

PROVIDED, HOWEVER, that as a condition to any transfer of Units or Shares the transferee must be an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act of




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1933 and must provide the Company with such representations and other assurances that the transferee is an accredited investor as the Company deems necessary or appropriate, and PROVIDED, HOWEVER, in the case of any transfer of Shares or Units pursuant to clauses (i), (ii), (iv) and (v), the transferring Holder shall, at the request of the Company, provide evidence satisfactory to the Company that the transfer is exempt from the registration requirements of the Securities Act.

In the event any Holder Sells any Shares or Units pursuant to Section 2(b), such Shares or Units shall remain subject to this Agreement and, as a condition of the validity of such disposition, the transferee shall be required to execute and deliver a counterpart of this Agreement (except that a pledgee shall not be required to execute and deliver a counterpart of this Agreement until it forecloses upon such Shares or Units). Thereafter, such transferee shall be deemed to be a Holder for purposes of this Agreement.

      3.    Registration.
            ------------

            (a) DEMAND REGISTRATION. Subject to the conditions set forth in this Agreement, at any time after one hundred eighty (180) days from the date of the closing of the Acquisition Agreement, the Company shall, at the written request of a Holder who is unable to sell its Registrable Shares pursuant to Rule 144(k) under the Securities Act, cause to be filed as soon as practicable after the date of such request by such Holder a Registration Statement under Rule 415 under the Securities Act relating to the sale by the Holder of all or a portion of the Registrable Shares held by such Holder in accordance with the terms hereof, and shall use reasonable efforts to cause such Registration Statement to be declared effective by the SEC as soon as practicable thereafter. If the Holder chooses to register less than all of the Registrable Shares at one time, then (i) it must seek to register a minimum of 10,000 Shares (or if such Holder owns less than 10,000 Registrable Shares, the total number of Registrable Shares then owned), (ii) no Holder (including the Holder making the request) has made a request to register any Registrable Shares during the one (1) year period ending on the date of such request; and (iii) the total number of requests which may be made by Holders in the aggregate under this Section 3(a) shall not exceed three
(3). The Company may, in its sole discretion, elect to file a Registration Statement with respect to any or all of the Shares before receipt of notice from any Holder. The Company agrees to use reasonable efforts to keep the Registration Statement continuously effective until the earlier of (i) six (6) months thereafter, or (ii) the date on which such Holder no longer holds any Registrable Shares. Notwithstanding the foregoing provisions of this Section 3(a), during any period of time which the Company has a Registration Statement in effect under the provisions of Rule 415 of the Securities Act relating to the original issuance by the Company of shares of Common Stock in



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connection with the redemption of Holders' Units, or in the alternative, if the registration of such original issuance is not practicable, the sale by Holders of Registrable Shares in the form of the Common Stock to be received in connection with the redemption of Holders' Units then, such Holders will not have the right to request the registration of Registrable Shares under the provisions of this Section 3(a).

            (b) PIGGYBACK REGISTRATION. If at any time while any Registrable Shares or Units are outstanding (without any obligation to do so) the Company proposes to file a registration statement under the Securities Act in connection with an offering of Common Stock solely for cash (other than a registration statement (i) on Form S-8 or any successor form to such Form or in connection with any employee or director welfare, benefit or compensation plan, (ii) on Form S-4 or any successor form to such Form or in connection with an exchange offer, (iii) in connection with a rights offering exclusively to existing holders of Common Stock, (iv) in connection with an offering solely to employees of the Company or its subsidiaries, or (v) relating to a transaction pursuant to Rule 145 of the Securities Act), whether or not for its own account, the Company shall give prompt written notice of such proposed filing to each Holder. The notice referred to in the preceding sentence shall offer each Holder the opportunity to register any amount of Registrable Shares as such Holder may request (a "Piggyback Registration"). Subject to the provisions of Section 4 below, the Company shall include in such Piggyback Registration, in the registration and qualification for sale under the blue sky or securities laws of the various states and in any underwriting in connection therewith, all Registrable Shares for which the Company has received written requests for inclusion therein within fifteen (15) calendar days after the notice referred to above has been given by the Company to each Holder. Each Holder of Registrable Shares shall be permitted to withdraw all or part of its Registrable Shares from a Piggyback Registration at any time prior to the effective date of such Piggyback Registration. If a Piggyback Registration is an underwritten primary registration on behalf of the Company and the managing underwriter advises the Company that the total number of shares of Common Stock requested to be included in such registration exceeds the number of shares of Common Stock which can be sold in such offering, the Company will include in such registration in the following priority: (i) first, all shares of Common Stock the Company proposes to sell, (ii) second, if such Piggyback Registration Statement is being used to register shares of the Company's Common Stock of holders of registration rights granted under that certain Registration Rights Agreement dated as of May 16, 1995 among the Company and those other parties listed therein (the "Crosland-related holders") up to the full number of such other shares of Common Stock requested to be included in such registration by the Crosland-related holders which, in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of




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success of such offering, allocated among the Crosland-related holders requesting registration on a pro rata basis, (iii) third, up to the full number of shares of Common Stock requested to be included in such registration by certain stockholders of the Company pursuant to that certain Continuing Investor Registration Rights Agreement among the Company and the stockholders named therein dated February 8, 1994, which in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering, allocated among such holders requesting registration on a pro rata basis; and (iv) fourth, up to the full number of Registrable Shares and shares of Common Stock requested to be included in such registration by any Holders and other holders of registration rights other than those described in clauses (ii) and (iii), respectively, which in the opinion of such managing underwriter, can be sold without adversely affecting the price range or probability of success of such offering (with the shares of Common Stock to be registered allocated pro rata among the Holders and the other holders of registration rights on the basis of the total number of Registrable Shares and the other shares of the Company's Common Stock requested to be included in such registration by all such Holders and other holders of registration rights).

            (c) The Company shall notify each Holder of the effectiveness of any Registration Statement and shall furnish to each Holder the number of copies of such Registration Statement (including any amendments, supplements and exhibits), the Prospectus contained therein (including each preliminary prospectus and all related amendments and supplements) and any documents incorporated by reference in such Registration Statement or such other documents as such Holder may reasonably request in order to facilitate its sale of the Registrable Shares in the manner described in such Registration Statement.

            (d) The Company shall prepare and file with the SEC from time to time such amendments and supplements to any Registration Statement and Prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all the Registrable Shares until the earlier of (i) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in such Registration Statement or (ii) the date on which such Registration Statement ceases to be effective in accordance with the terms of this Section 3. Upon five (5) business days' notice, the Company shall file any supplement or post-effective amendment to such Registration Statement with respect to the plan of distribution or such Holder's ownership interests in Registrable Shares that is reasonably necessary to permit the sale of the Holder's Registrable Shares pursuant to the Registration Statement. The Company shall file any necessary listing applications or amendments to the existing applications to


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cause the Shares registered under the Registration Statement to be then listed or quoted on the primary exchange or quotation system on which the Common Stock is then listed or quoted.

            (e) The Company shall promptly notify each Holder of, and confirm in writing, (i) the receipt by the Company of any request by the SEC for amendments or supplements to any Registration Statement or the Prospectus related thereto or for additional information, and (ii) the filing of any Registration Statement or any Prospectus, amendment or supplement related thereto or any post-effective amendment to any Registration Statement and the effectiveness of any post-effective amendment.

            (f) At any time when a Prospectus relating to a Registration Statement is required to be delivered under the Securities Act, the Company shall immediately notify each Holder of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. In such event, the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of Registrable Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will, if necessary, amend the Registration Statement of which such Prospectus is a part to reflect such amendment or supplement.

      4. STATE SECURITIES LAWS. Subject to the conditions set forth in this Agreement, the Company shall, in connection with the filing of any Registration Statement hereunder, file such documents as may be necessary to register or qualify the Registrable Shares under the securities or "Blue Sky" laws of such states as any Holder may reasonably request, and the Company shall use its best efforts to cause such filings to become effective; PROVIDED, HOWEVER, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of ANY such state in which it is not then qualified or to file any general consent to service of process in any such state. Once effective, the Company shall use its best efforts to keep such filings effective until the earlier of (a) such time as all of the Registrable Shares have been disposed of in accordance with the intended methods of disposition by the Holder as set forth in the Registration Statement, (b) in the case of a particular state, a Holder has notified the Company that it no longer requires an effective filing in such state in accordance with its original request for filing or (c) the date on which the Registration Statement ceases to be effective in




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accordance with Section 3. The Company shall promptly notify each Holder of, and confirm in writing, the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares for sale under the securities or "Blue Sky" laws of any jurisdiction or the initiation of any threat of any proceeding for such purpose.

      5. EXPENSES. The Company shall bear all Registration Expenses incurred in connection with the registration of the Registrable Shares pursuant to this Agreement, except that each Holder shall be responsible for any brokerage or underwriting commissions and taxes of any kind (including, without limitation, transfer taxes) with respect to any disposition, sale or transfer of Registrable Shares sold by it and for any legal, accounting and other expenses incurred by it.

      6. INDEMNIFICATION BY THE COMPANY. The Company agrees to indemnify each Holder and its respective officers, directors, employees, agents, representatives and affiliates, and each person or entity, if any, that controls such Holder within the meaning of the Securities Act, and each other person or entity, if any, subject to liability because of his, her or its connection with such Holder, and any underwriter and any person who controls the underwriter within the meaning of the Securities Act (each an "Indemnitee") against any and all losses, claims, damages, actions, liabilities, costs and expenses (including without limitation reasonable fees, expenses and disbursements of attorneys and other professionals), joint or several, arising out of or based upon any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any Registration Statement or Prospectus, or upon any untrue or alleged untrue statement of material fact contained in the Registration Statement or any Prospectus, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, PROVIDED, THAT, the Company shall not be liable to such Indemnitee or any person who participates as an underwriter in the offering or sale of Registrable Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof), cost or expenses arises out of or is based upon
(i) an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with information regarding such Indemnitee or its plan of distribution or ownership interests which was furnished to the Company for use in connection with the Registration Statement or the Prospectus contained therein by such Indemnitee or (ii) such Indemnitee's failure to send or




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give a copy of the final prospectus furnished to it by the Company through no fault of the Company at or prior to the time such action is required by the Securities Act to the person claiming an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such final prospectus.

      7. COVENANTS AND REPRESENTATIONS OF HOLDER(S). Each Holder hereby agrees (a) to cooperate with the Company and to furnish to the Company all such information concerning its plan of distribution and ownership interests with respect to its Registrable Shares in connection with the preparation of the Registration Statement and any filings with any state securities commissions as the Company may reasonably request, (b) to deliver or cause delivery of the Prospectus contained in the Registration Statement to any purchaser of the shares covered by the Registration Statement from the Holder and (c) to indemnify the Company, its officers, directors, employees, agents, representatives and affiliates, and each person, if any, who controls the Company within the meaning of the Securities Act, and each other person, if any, subject to liability because of his connection with the Company, against any and all losses, claims, damages, actions, liabilities, costs and expenses arising out of or based upon (i) any untrue statement or alleged untrue statement of material fact contained in either a Registration Statement or the Prospectus contained therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if and to the extent that such statement or omission occurs from reliance upon and in conformity with written information regarding the Holder, its plan of distribution or its ownership interests, which was furnished to the Company by the Holder expressly for use therein unless such statement or omission was corrected in writing to the Company not less than five (5) business days prior to the date of the final prospectus (as supplemented or amended, as the case may be) or (ii) the failure by the Holder to deliver or cause to be delivered the Prospectus contained in the Registration Statement (as amended or supplemented, if applicable) furnished by the Company to the Holder to any purchaser of the shares covered by the Registration Statement from the Holder through no fault of the Company.

      The Holders represent and warrant to the Company that (i) the transfer of Bissell's interest in the land in exchange for Units in the Partnership was approved by the holders of more than two-thirds (2/3rds) of the voting interests in Bissell and (ii) that any distribution of such Units to members of Bissell will be in accordance with the provisions of the operating agreement of Bissell.




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      8.    Suspension of Registration Requirement.
            --------------------------------------

            (a) The Company shall promptly notify each Holder of, and confirm in writing, the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

            (b) Notwithstanding anything to the contrary set forth in this Agreement, the Company's obligation under this Agreement to use its best efforts to cause the Registration Statement and any filings with any state securities commission to become effective or to amend or supplement the Registration Statement shall be suspended in the event and during such period as unforeseen circumstances exist (including without limitation (i) an underwritten primary offering by the Company if the Company is advised by the underwriters that sale of Registrable Shares under the Registration Statement would have a material adverse effect on the primary offering or (ii) pending negotiations relating to, or consummation of, a transaction or the occurrence of an event that would require additional disclosure of material information by the Company in the Registration Statement or such filing, as to which the Company has a BONA FIDE business purpose for preserving confidentiality or which renders the Company unable to comply with SEC requirements) (such unforeseen circumstances being hereinafter referred to as a "Suspension Event") that would make it impractical or unadvisable to cause the Registration Statement or such filings to become effective or to amend or supplement the Registration Statement, but such suspension shall continue only for so long as such events or its effect is continuing but in no event will that suspension exceed ninety (90) days. The Company shall notify each Holder of the existence and, in the case of circumstances referred to in clause (i) of this Section 8(b), nature of any Suspension Event.

            (c) Each Holder of Registrable Shares whose Registrable Shares are covered by a Registration Statement filed pursuant to Section 3 agrees, if requested by the Company in the case of a Company-initiated nonunderwritten offering or if requested by the managing underwriter or underwriters in a Company-initiated underwritten offering, not to effect any public sale or distribution of any of the securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act (except as part of such Company-initiated registration), during the 15-day period prior to, and during the 60-day period beginning on, the date of effectiveness of each Company-initiated offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters; PROVIDED, HOWEVER, that such 60-day period shall be extended by the number of





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days from and including the date of the giving of any notice pursuant to Section
3(c) or (f) hereof to and including the date when each seller of Registrable Shares covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 3(f) hereof.

      9. BLACK-OUT PERIOD. Following the effectiveness of the Registration Statement and the filings with any state securities commissions, each Holder agrees that it will not effect any sales of the Registrable Shares pursuant to the Registration Statement or any such filings at any time after it has received notice from the Company to suspend sales as a result of the occurrence or existence of any Suspension Event or so that the Company may correct or update the Registration Statement or such filing. Each Holder may recommence effecting sales of the Shares pursuant to the Registration Statement or such filings following further notice to such effect from the Company, which notice shall be given by the Company not later than five (5) days after the conclusion of any such Suspension Event.

      10. ADDITIONAL SHARES. The Company, at its option, may register, under any registration statement and any filings with any state securities commissions filed pursuant to this Agreement, any number of unissued shares of Common Stock of the Company or any shares of Common Stock of the Company owned by any other stockholder(s) of the Company.

      11. CONTRIBUTION. If the indemnification provided for in Sections 6 and 7 is unavailable to an indemnified party with respect to any losses, claims, damages, actions, liabilities, costs or expenses referred to therein or is insufficient to hold the indemnified party harmless as contemplated therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, actions, liabilities, costs or expenses in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and the Indemnitee, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, actions, liabilities, costs or expenses as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the Indemnitee, on the other hand, shall be determined by reference to, among other factors, whether the untrue or alleged untrue statement of a material fact or omission to state a material fact relates to information supplied by the Company or by the Indemnitee and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, HOWEVER, that in no event shall the obligation of any indemnifying party to contribute under this Section 11 exceed the amount that such indemnifying party would have been obligated to pay by way of



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indemnification if the indemnification provided for under Sections 6 or 7 hereof had been available under the circumstances.

      The Company and each of the Holders agree that it would not be just and equitable if contribution to this Section 11 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph.

      Notwithstanding the provisions of this Section 11, no Holder shall be required to contribute any amount in excess of the amount by which the gross proceeds from the sale of shares exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission. No indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party who was not guilty of such fraudulent misrepresentation.

      12. NO OTHER OBLIGATION TO REGISTER. Except as otherwise expressly provided in this Agreement, the Company shall have no obligation to the Holders to register the Registrable Shares under the Securities Act.

      13. AMENDMENTS AND WAIVERS. The provisions of this Agreement may not be amended, modified, or supplemented or waived without the prior written consent of the Company and the Holders of in excess of fifty percent (50%) of the aggregate of all Registrable Shares.

      14. NOTICES. Except as set forth below, all notices and other communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by telex or telecopier, registered or certified mail (return receipt requested), postage prepaid or courier or overnight delivery service to the respective parties at the following addresses (or at such other address for any party as shall be specified by like notice, provided that notices of a change of address shall be effective only upon receipt thereof), and further provided that in case of directions to amend the Registration Statement pursuant to Section 3(d) or
Section 7, a Holder must confirm such notice in writing by overnight express delivery with confirmation of receipt:


                 If to the Company: Summit Properties Inc.
                                    212 South Tryon Street, Suite 500
                                    Charlotte, North Carolina  28281
                                    Attn:   Michael G. Malone, Esq.,
                                            Senior Vice President,
                                            Secretary and General Counsel
                                            Telecopy:  (704) 333-6114





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




                    with a copy to: Goodwin, Procter & Hoar
                                    Exchange Place
                                    Boston, Massachusetts  02109
                                    Attn:  Gilbert G. Menna, P.C.
                                    Telecopy:  (617) 523-1231

                 If to the Holders: As listed on the applicable Holder
                                    Signature Page

In addition to the manner of notice permitted above, notices given pursuant to Sections 3, 8 and 9 hereof may be effected telephonically and confirmed in writing thereafter in the manner described above.

      15. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement may not be assigned by any Holder and any attempted assignment hereof by any Holder will be void and of no effect and shall terminate all obligations of the Company hereunder; PROVIDED THAT any Holder may assign its rights hereunder to any person to whom such Holder may Sell Shares and/or Units pursuant to Section 2(b) hereof.

      16. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      17. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland applicable to contracts made and to be performed wholly within said State.

      18. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the parties hereof shall be enforceable to the fullest extent permitted by law.

      19. ENTIRE AGREEMENT. This Agreement is intended by the parties as a final expression of their agreement and intended to be the complete and exclusive statement of the agreement and understanding of the parties hereto in respect to the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein, with respect to such subject matter. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                    SUMMIT PROPERTIES INC.



                                       By: /S/ Michael G. Malone
                                          -------------------------------------
                                          Name: Michael G. Malone
                                               --------------------------------
                                          Title: Sr. Vice President
                                                -------------------------------

                    REGISTRATION RIGHTS AND LOCK-UP AGREEMENT
                              HOLDER SIGNATURE PAGE



                                       Holder:

                                       Bissell Ballantyne, LLC



                                       By: /s/ H.C. Bissell
                                          -------------------------------------
                                          Name: H.C. Bissell, President
                                               --------------------------------
                                          Title: Authorized Member


                                       Address for Notice:
                                       ------------------

                                       Bissell Ballantyne, LLC

                                       Attn: H.C. Bissell
                                            -----------------------------------

                                       Phone Number:
                                       ------------

                                        (704) 366-9841
                                       ----------------------------------------

S U M M I T
- - - - - -
PROPERTIES


                               December 12, 1995


Bissell Ballantyne, LLC
c/o B. D. Farmer, III, Esquire
Perry Patrick Farmer & Michaux
227 West Trade Street, Suite 2200
Charlotte, North Carolina  28202


Ladies and Gentlemen:

      This letter is being written in connection with the Registration Rights and Lock-Up Agreement being entered into of even date herewith (the "Agreement") between Summit Properties Inc. ("Summit") and Bissell Ballantyne, LLC ("Bissell"). This letter will confirm our understanding that in the event Summit undertakes to file a so-called "shelf" registration statement for any of its securities, that it will, upon the request of Bissell, include in such registration statement any "Registrable Shares" (as that term is defined in the Agreement) which Bissell owns or which it may receive as a result of the redemption by Summit of Bissell's partnership units in Summit Properties Partnership, L.P. (the "Partnership") unless (y) such shelf registration involves an offering described in clauses (i) through (v) of the first sentence of Section 3(b) of the Agreement or (z) Summit is advised by its underwriters or its legal counsel that the inclusion of such Registrable Shares would (A) result in material marketing problems with respect to the other securities Summit proposes to include therein, or (B) raise material legal concerns (including concerns which would result in significant additional disclosure requirements, a materially higher level of review by the Securities and Exchange Commission or state securities regulators or significant additional legal or accounting expenses in connection with the preparation of such registration statement) which might have a material and adverse effect on the Summit's ability register the other securities that it proposes to register under said shelf registration.


                                    Very truly yours,

                                    SUMMIT PROPERTIES INC.


                                    By: /s/ Michael G. Malone
                                       ----------------------------------------
                                          Michael G. Malone
                                          Senior Vice President and
                                          General Counsel